Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-D

Prospectus supplement dated March 14, 2011 to
prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.  Effective immediately, the Nationwide Variable Insurance Trust – Gartmore NVIT Worldwide Leaders Fund has changed its name to the Nationwide Variable Insurance Trust –NVIT Worldwide Leaders Fund.

2.      Effective on or before March 31, 2011, Gartmore Global Partners will no longer be a sub-adviser to the Nationwide Variable Account – NVIT Multi-Manager Small Company Fund.  The fund's remaining sub-advisers will be: Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company

3.      On or about April 15, 2011, Invesco Advisers, Inc. will replace Gartmore Global Partners as the sub-adviser for the Nationwide Variable Insurance Trust – NVIT Worldwide Leaders Fund (formerly, Nationwide Variable Insurance Trust – Gartmore NVIT Worldwide Leaders Fund).